Acquisition Of Pride International, Inc.	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisition Of Pride International, Inc.
ACQUISITION OF PRIDE INTERNATIONAL, INC.

On May 31, 2011 (the "Merger Date"), Ensco plc completed a merger transaction (the "Merger") with Pride International, Inc., a Delaware corporation ("Pride"), pursuant to which Pride became an indirect, wholly-owned subsidiary of Ensco plc.

The Merger  added drillships to our asset base, increased our presence in Angola and Brazil as well as various other major offshore drilling markets and established our fleet as the world's second largest competitive offshore drilling rig fleet.

Pro Forma Impact of the Merger

The following unaudited supplemental pro forma results for the year ended December 31, 2011 includes pro forma results for the period prior to the closing date of May 31, 2011 and actual results for the period from May 31, 2011 through December 31, 2011. The pro forma results include, among others, (i) the amortization associated with the acquired intangible assets and liabilities; (ii) interest expense associated with debt used to fund a portion of the Merger; and (iii) the impact of certain fair value adjustments such as additional depreciation expense for adjustments to property and equipment and reductions to interest expense for adjustments to debt.  The pro forma results do not include any potential synergies, non-recurring charges resulting directly from the Merger, cost savings or other expected benefits of the Merger. The pro forma results should not be considered indicative of future results.

(In millions, except per share amounts)
2011*
Revenues	$3,094.6
Net income	604.8
Earnings per share - basic	2.61
Earnings per share - diluted	2.60

*	Supplemental pro forma earnings were adjusted to exclude an aggregate $157.6 million of merger-related costs incurred by Ensco and Pride during 2011.